UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2024 (June 28, 2024).

BTC DIGITAL LTD.

(Exact name of Company as specified in its charter)

Cayman Islands	001-39258	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1306, 13th Floor, Xuesong Dasha Building B

No. 52 Tairan 6th Road, Futian District

Shenzhen, Guangdong Province

People’s Republic of China

(Address of principal executive offices)

+86 755-8255-5262

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	BTCT	The Nasdaq Stock Market LLC
Warrants	BTCTW	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2024, Meten Service USA Corp. (“Meten”), a wholly owned subsidiary of BTC Digital Ltd. (the “Company”) and the Company entered into an acquisition and purchase agreement (the “Acquisition Agreement”) with MINE CRYPTO PRO INC. (the “Seller”) to acquire the Seller’s wholly owned subsidiary, Quench Data LLC (the “Target”). The Target owns Bitcoin mining facility in Arkansas (the “Facility”) equipped with a 6MV long-term stable power load for long-term deployment and operation of BTC mining machines. The total purchase consideration is $1.99 million or equivalent at the Closing Date (as defined below), including $1,530,000 cash or USDT, $360,000 equivalent of the Company’s ordinary shares valued at the average closing price on the ten trading days preceding the Closing Date, subject to a 6-month lock-up period from the Closing Date, and $100,000 Holdback Payment (as defined in the Acquisition Agreement). The closing of the transaction contemplated in the Acquisition Agreement is scheduled on or before the 7th Business Day after the date of the Acquisition Agreement (the “Closing Date”) and is conditioned upon, among other things, certain representations and warranties detailed in the Acquisition Agreement.

The above summary of the Acquisition Agreement does not purport to be a complete discussion of the agreement among Meten, the Company, and the Seller and is qualified in its entirety by reference to the complete text of the Acquisition Agreement filed as Exhibits 10.1 to this current report on Form 8-K filed with the U.S. Securities and Exchange Commission and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.1	The Acquisition Agreement among Meten Service USA Corp., BTC Digital Ltd. and MINE CRYPTO PRO INC., dated June 28, 2024.
99.1	Press Release dated July 3, 2024 issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTC Digital Ltd.

/s/ Siguang Peng
By:	Siguang Peng
Chief Executive Officer

Date:	July 3, 2024

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